EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS'

  We consent to the reference to our firm under the caption Experts and to the use of our report dated March 28, 2000 on the financial statements of GoHealth.MD, Inc., that is made a part of this Registration Statement.


                                /S/SAMUEL KLEIN & COMPANY


                                 SAMUEL KLEIN & COMPANY

                                                       Newark, New Jersey
                                                       April 13, 2000